Central and South West Corporation                                     EXHIBIT 2
File No:  70-9119                                                    Page 1 of 2
Report For Period:  January 1, 1999  to March 31, 1999


C) Description of investments and expenditures made by CSW and/or Services in the EV Business:

    (i) Identify all other corporations, parties or joint ventures involved, the percentage of Services' investment in joint arragements, and a description of the activities being conducted:

    INVESTMENTS
    a)  For the reporting period ending:  March 31, 1999

              Parties Investing         Percentage of Services'   Description of Activities being
                                         Investment   Investment             Conducted
        ------------------------------  ---------     ----------  --------------------------------

        NONE                                  0%          $ -       N/A



    b)  For the cumulative period ending March 31, 1999

              Parties Investing         Percentage of Services'   Description of Activities being
                                         Investment   Investment             Conducted
        ------------------------------  ---------     ----------  --------------------------------

        NONE                                  0%         $ -        N/A



      EXPENDITURES

    a)  For the reporting period ending:  March 31, 1999

              Parties Investing         Percentage of Services'   Description of Activities being
                                         Investment   Investment             Conducted
        ------------------------------  ---------     ----------  --------------------------------

        NONE                                  0%          $ -      N/A


    b)  For the cumulative period ending:  March 31, 1999

              Parties Investing         Percentage of  Services'   Description of Activities being
                                         Investment    Investment             Conducted
        ------------------------------  ---------      ----------  --------------------------------

        NONE                                  0%          $ -       N/A

Central and South West Corporation                                     EXHIBIT 2
File No:  70-9119                                                    Page 2 of 2
Report For Period:  January 1, 1999  to March 31, 1999


   Item C (cont'd)


   (ii)Third party financing used to finance EV Business activities:

       a)  For the reporting period ending:  March 31, 1999

                                   Amount                   Purpose of
Name of Third party               Financed                  Financing
--------------------------     ----------------    -----------------------------
NONE                                $ -                         N/A


       b)  For the cumulative period ending:  March 31, 1999

                                   Amount                   Purpose of
Name of Third party               Financed                  Financing
--------------------------     ----------------    -----------------------------
NONE                                 $ -                        N/A




   (iii) Financing obtained by CSW and/or Services in order to engage in EV Business activities:

     The EV Business is totally financed through a combination of internally generated funds and short-term debt by the parent company, Central and South West Corporation.